SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) is March 22, 2006

                      ENDAVO MEDIA AND COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                      001-16381                     87-0642448
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    (State or other               (Commission File                (IRS Employer
    jurisdiction of                    Number)           Identification Number)
    incorporation or
     jurisdiction)

 50 West Broadway, Suite 400, Salt Lake                       84101
               City, Utah
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(Address of principal executive office) (Zip Code) Registrant's telephone number, including area code: (801) 297-8500 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

Effective March 22, 2006, Endavo Media and Communications, Inc. began trading under a new symbol: EDAV.OB.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ENDAVO MEDIA AND  COMMUNICATIONS, INC.


Date: March 24, 2006        /s/ Paul D. Hamm
                            --------------------------------
                            Paul D. Hamm, President and Chief Executive Officer